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                                                                    EXHIBIT 23.7

                        [Letterhead of AMH Group Ltd.]


                              ENGINEER'S CONSENT


We consent to the reference to our appraisal report for Devon Energy Corporation as of the years ended December 31, 1996, 1997 and 1998, incorporated herein by reference.



                                            AMH GROUP LTD.


                                            /s/  A. K. Ashton, P.Eng.
                                            -------------------------
                                            President

August 17, 1999